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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                               SEPTEMBER 30, 1999

                             CELERITY SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

    DELAWARE                         0-23279                52-2050585
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(State or Other                 (Commission File          (IRS Employer
 Jurisdiction of                     Number)            Identification No.)
 Incorporation)

                           1400 Centerpoint Boulevard
                           KNOXVILLE, TENNESSEE 37932
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                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (423) 539-5300

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                 (Former Address, if changed since last report)

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THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE
VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS.

THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: CELERITY SYSTEM INC.'S ("CELERITY") HISTORY OF LOSSES AND NEED FOR FINANCING, MARKET DEMAND FOR CELERITY'S PRODUCTS, SUCCESSFUL IMPLEMENTATION OF CELERITY'S PRODUCTS, COMPETITIVE FACTORS, THE ABILITY TO MANAGE CELERITY'S GROWTH AND THE ABILITY TO RECRUIT ADDITIONAL PERSONNEL, RISKS INVOLVING THE PROPOSED MERGER OF A SUBSIDIARY OF CELERITY WITH FUTURETRAK INTERNATIONAL, INC., INCLUDING THAT THE MERGER WILL NOT BE CONSUMMATED, AND OTHER RISKS DETAILED FROM TIME TO TIME IN CELERITY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), INCLUDING BUT NOT LIMITED TO, THOSE DESCRIBED UNDER THE CAPTION "DESCRIPTION OF BUSINESS - RISK FACTORS" IN CELERITY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, CELERITY'S REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 333-81099), CELERITY'S CURRENT REPORTS ON FORM 8-K FILED WITH THE COMMISSION ON SEPTEMBER 14, 1999 AND SEPTEMBER 29, 1999 AND THIS FORM 8-K.

Item 5: OTHER EVENTS

    LINE OF CREDIT

    The following disclosure is qualified in its entirety by the Line of Credit Agreement, Registration Rights Agreement, Escrow Agreement and Form of Debenture, attached hereto as Exhibits 99.1 to 99.4, respectively.

    Effective September 30, 1999, Celerity entered into a Line of Credit Agreement (the "LOC Agreement") with GMF Holdings ("GMF") and May Davis Group, Inc. ("May Davis"). Pursuant to the terms of the LOC Agreement, Celerity may issue and sell to GMF up to $5,000,000 principal amount of convertible debentures during the period beginning on the effective date of a registration statement covering the Celerity common stock underlying the debentures and ending on September 30, 2000. The maximum principal amount of debentures Celerity may sell on any day will be between $100,000 and $500,000, depending upon the average trading volume during the 30 preceding trading days, minus the principal amount of any debentures sold in the 30 calendar days immediately preceding such sale.

    When issued, the debentures will bear interest at the rate of 4% per annum, payable in cash or common stock at Celerity's discretion. Interest will be due on September 1, 2004, the maturity date of the debentures, or on any earlier date on which any debenture is converted. The outstanding principal amount of the debentures will be subject to mandatory conversion upon the maturity date.

    The debentures will be convertible into Celerity's common stock at a price equal to 75% of the average closing bid price of the common stock for the five days immediately preceding the date of conversion. In no event will Celerity be required to issue (i) an aggregate number of shares constituting more than 19.9% of the number of shares of common stock outstanding on the date of such issuance or (ii) a number of shares that would result in a change of control of Celerity, unless the shareholders of Celerity approve the issuance of such shares or Nasdaq waives the applicable requirements. Celerity has agreed to use commercially reasonable efforts to obtain such approval or waiver if Celerity would otherwise be required to issue such number of shares pursuant to the terms of the debentures.

      The issuance and sale of the debentures is conditional upon the effectiveness of a registration statement with respect to the resale of the common stock underlying the debentures. Pursuant to a registration rights agreement, Celerity is required to maintain the effectiveness of the registration statement with respect to the shares of common stock underlying the debentures until such shares are freely tradeable under Rule 144 of the Securities Act of 1933. Celerity has agreed to bear all expenses relating to the registration of such shares, including all registration, filing and qualification fees, printer and accounting fees, and fees and disbursements of counsel for Celerity, except for any underwriting discounts and commissions.

      The registration rights agreement also provides that Celerity will indemnify and hold harmless GMF, any directors or officers of GMF, any person who controls GMF, any underwriter of any of the shares underlying the debentures or any person who controls such underwriter against any losses, claims, damages, liabilities, expenses or actions or proceedings that arise out of or are based upon certain statements, omissions or violations of the registration statement,
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unless any of the foregoing arise out of information furnished in writing to
Celerity by such persons. To the extent any indemnification is prohibited or limited by law, the indemnifying party has agreed to make the maximum contribution with respect to any amounts for which it would otherwise be liable, subject to certain exceptions.

      May Davis, the placement agent, is entitled to a fee equal to 10% of the amount advanced to Celerity on each advance. In addition, May Davis will be entitled to three-year warrants to purchase 50,000 shares of common stock exercisable at $.586 per share, issuable upon the sale of each one million dollar principal amount of debentures. Celerity hired May Davis as consultant for financial and investment banking advice and services pursuant to an agreement dated October 15, 1998. May Davis has acted as placement agent for Celerity in previous transactions.

      RESIGNATION OF MARK CROMWELL

      On September 30, 1999, Mark Cromwell, Vice President of Engineering, resigned from Celerity. Dennis Smith, the former Vice President of Operations, was appointed Vice President of Engineering and Operations, effective upon that date.

Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits

                  99.1 Line of Credit Agreement, dated September 30, 1999, between GMF Holdings, May Davis Group and Celerity Systems, Inc.

                  99.2 Registration Rights Agreement, dated September 30, 1999, between Celerity Systems, Inc. and GMF Holdings.

                  99.3. Escrow Agreement, dated September 30, 1999, between
                        Butler Gonzalez, L.L.P., Celerity Systems, Inc. and GMF Holdings.

                  99.4  Form of Debenture


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 1999

                                    CELERITY SYSTEMS, INC.


                                    By: /s/ Kenneth D. Van Meter
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                                       Kenneth D. Van Meter
                                       President and Chief Executive Officer